UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                              CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): September 18, 2006


                                 NIKE, INC.

          (Exact Name of Registrant as Specified in Charter)


       Oregon                  1-10635                 93-0584541
    ____________             ____________             ____________

   (State of                  (Commission            (I.R.S.Employer
   Incorporation)            File Number)          Identification No.)

                             One Bowerman Drive
                         Beaverton, Oregon 97005-6453

                   (Address of Principal Executive Offices)
                          __________________________

                               (503) 671-6453

             (Registrant's telephone number, including area code)

                                NO CHANGE
                          ______________________
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          ___________________________

Item 8.01 Other Events

Submission of Matters to a Vote of Security Holders

     The Company's annual meeting of shareholders was held on Monday, September 18, 2006, in Beaverton, Oregon. The following matters were submitted to a vote of the shareholders, the results of which are as follows:


Proposal 1 - Election of Directors:

                                       Votes Cast    Broker
                           For          Withheld    Non-Votes
                           ___         __________   _________

Directors Elected by holders of Class A Common Stock:

John G. Connors          63,088,671       -0-           -0-
Timothy D. Cook          63,088,671       -0-           -0-
Ralph D. DeNunzio        63,088,671       -0-           -0-
Douglas G. Houser        63,088,671       -0-           -0-
Philip H. Knight         63,088,671       -0-           -0-
Mark G. Parker           63,088,671       -0-           -0-
Orin C. Smith            63,088,671       -0-           -0-
John R. Thompson, Jr.    63,088,671       -0-           -0-

Directors Elected by holders of Class B Common Stock:

Jill K. Conway           160,199,653   3,858,591        -0-
Alan B. Graf, Jr.        161,964,518   2,093,726        -0-
Jeanne P. Jackson        160,988,462   3,069,782        -0-


Proposal 2 - Shareholder Proposal Regarding a Charitable Contributions Report:

    A shareholder proposal regarding a charitable contributions report was not submitted to a vote of the shareholders.


Proposal 3 - Ratify the appointment of PricewaterhouseCoopers LLP as
             Independent registered public accounting firm:

Class A and Class B Common Stock Voting Together:

                                                                    Broker
                             For          Against      Abstain    Non-Votes
                             ___          _______      _______    _________

                         222,772,427     3,143,671    1,230,816      -0-


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NIKE, Inc.
                                         (Registrant)

Date:  September 21, 2006
                                         /s/ Donald W. Blair
                                         __________________________
                                         By: Donald W. Blair
                                           Chief Financial Officer